Exhibit 99.1

Corporate Presentation December 2020 NASDAQ: CLRB

Forward - Looking Statements 2 This presentation contains forward - looking statements . Such statements are valid only as of today and we disclaim any obligation to update this information . These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experiences and results to differ materially from the statements made . These statements are based on our current beliefs and expectations as to such future outcomes including our expectations of the impact of the COVID - 19 pandemic . Drug discovery and development involve a high degree of risk . Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital, uncertainties related to the disruptions at our sole source supplier of CLR 131 , the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, patient enrollment and the completion of clinical studies, the FDA review process and other government regulation, our ability to maintain orphan drug designation in the United States for CLR 131 , the volatile market for priority review vouchers, our pharmaceutical collaborators' ability to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third - party reimbursement . A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10 - K for the year ended December 31 , 2019 and our Form 10 - Q for the quarters ended March 31 , 2020 , June 30 , 2020 and September 30 , 2020 .

Company Summary and Next Steps Company Overview 1 3 CLR 131 Clinical Development & Approval Pathway 2 Presentation Topics 4 Financials 3

Company Overview

- Developing oncology therapies in rare adult and pediatric orphan and ultra orphan indications
- Validated cancer-targeting platform with novel MOA[1]; lead product is CLR 131, a small-molecule radiotherapeutic
- Achieved Phase 2 endpoints; CLR 131 demonstrates broad range of efficacy & unique safety profile in B-cell malignancies
- Initiated Waldenstrom's macroglobulinemia (WM) pivotal study in Q4 2020; first patient planned enrollment January 2021
- Advancing Phase 1 pediatric study in malignant brain tumors, neuroblastoma, and sarcomas

WM Pivotal Study Cost ~$18M; Incremental $20M to Study Outcome, $30M to NDA Submission and $40M to Approval

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CLR 131 Franchise Strategic Construction

Multiple Pathways to Value Creation

Waldenstrom's macroglobulinemia Pivotal Phase 2b initiated 4Q20; 100% ORR[2] & 83% MRR	Multiple Myeloma (MM) 6th line of treatment ORR 47%; Patient subset ORR at 40-62%

Clear Registration Pathway in Waldenstrom's macroglobulinemia; Enriching Triple Class Refractory Myeloma Data in Phase 2a Expansion

Accelerated pediatric regulatory pathway; Granted 4 Rare Pediatric Drug designations & ODDs	Opportunity for joint clinical development and commercialization partnerships

CLR 131 Maintains Multiple Clinical Development Pathways; Active Radiotherapeutic Partnership Market Provides Strategic Options

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CLR 131 First to Market Indication Waldenstrom’s macroglobulinemia • Excellent efficacy and safety profile; extended Treatment Free Survival (TFS) • 1 WM approved drug & shifting treatment dynamics favor CLR 131 • Ultra - orphan status and CLR 131 Fast Track Designation accelerates registration pathway; study completion 15 - 18 months • Clearly defined primary endpoint & achievable study objectives • Limited clinical and market competitive investment; targeted commercial/medical team sufficient to drive CLR 131 adoption • Significant topline revenue and favorable NPV in WM; 6% of total market achieves $1B+ top - line revenue; additional upside likely via compendia listing & 3 rd party reimbursement for MM WM Represents an Accelerated Registration Pathway for CLR 131 with Limited Clinical & Commercial Market Competition 6

Company Summary and Next Steps Company Overview 1 7 CLR 131 Clinical Development & Approval Pathway 2 Presentation Topics 4 Financials 3

CLR 131 - A Phospholipid Ether (PLE) Radio - conjugate Combination of a Validated Delivery Platform and Therapeutic Payload • Tumor cells utilize lipids at significantly greater quantities than normal tissue – Energy source ( b - oxidation) – Cell membrane production – Signaling molecules • Cellectar’s PLEs exploit inherent tumor cell need for lipids to provide targeted delivery – Bind to specialized regions on tumor cells that provide uptake and internalization of lipids – Highly conserved across all tumor types – Target cancer stem cells, metastasis and primary tumor with same ligand – Deliver 20 - 40% of infused drug to tumor • CLR 131 a phospholipid radio - conjugate – Provides targeted delivery of the radioisotope I - 131 – Phase 2 efficacy and safety in 4 hematologic cancers – P ivotal study initiated in WM 8 PLE Tumor Cell Targeting Lung tumor NSCLC SPECT Scan

Waldenstrom's macroglobulinemia Bridges Between NHL[3] & MM

FGFR3 Overexpression in B-cell Malignancies and Lipid Rafts



Pre-B receptor
Stem cell
Pro-B cell
Pre-B cell
Naïve B cell
Activated B cell
Memory GC B cell
Late plasmablast
Plasma cells
Associated B-cell malignancies
ALL
MCL
MZL
DLBCL
CLL
FL
WM
MM
CD 19
CD 20



A
B

- High level of tyrosine kinase receptors (TKR) = High presence of lipid rafts
- FGFR3 (a TKR) is over expressed in hematologic malignancies
  - 100% WM – 50% Multiple Myeloma – ~30% other NHLs
- Images A & B demonstrate a high level of co-localization of FGFR3 & lipid rafts; lipid rafts are not restricted to being only co-localized with FGFR3, in WM there is significant overlap

CLR 131 Response Rates Consistent with Correlation Between Lipid Rafts and Percent FGFR3 Overexpression in Hematologic Malignancies

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Waldenstrom’s macroglobulinemia Disease Overview An Incurable Form of non - Hodgkin’s Lymphoma • Ultra - rare orphan disease • Incurable disease with significant sequelae 4 – Hyperviscosity syndrome – Cyroglobulinemia/skin lesions – Cold agglutinemia – IgM induced peripheral neuropathy – Anemia/reduced iron levels – Organomegaly - lymph nodes, liver, spleen – Bing - Neel Syndrome (CNS infiltration) • ~8 - year survival post - initial diagnosis 5,6 • All patients eventually progress – 30 - 40% within 2 years of initial therapy • Patients stratified by: – Risk levels: High, intermediate and low – Gene mutations: MYD88 and CXCR4 10

Waldenstrom’s macroglobulinemia Patient Journey No Post - ibrutinib Approved Therapies Patient experiences symptoms Patient visits primary care doctor Testing occurs Diagnosis Patient transferred to specialty academic/oncology medical center Treatment given Retreatments First - line treatments: • Ritux combinations • Ritux + ibrutinib; SOC since 2019 Second - line treatments: • Ibrutinib monotherapy as initial approval • Chemo - combinations • Ibrutinib approved in 2015 2 nd line monotherapy; only FDA approved agent • Ibrutinib 2 nd line market penetration 60 - 80% • 10 - 30% of patients do not respond or have suboptimal response to ibrutinib • 30% of patients discontinue ibrutinib treatment within one year due to toxicities • Ibrutinib provides no post treatment duration of response (daily dosing required) Ibrutinib Only FDA Approved Treatment for WM 11

WM Risk Profile Impact on Disease Progression CLR 131 Has Demonstrated Activity in All Risk Profiles and Genotypes Risk Group Median Time to Progression High Risk 1.9 years Intermediate Risk 4.8 years Low Risk 9.3 years MYD88 Status Median Time to Progression Wild type 1.3 years Mutated 5.1 years Four Criteria Determine Risk Profile • Bone marrow involvement • IgM level • Beta2 - microglobulin level • Albumin level 12

Waldenstrom's macroglobulinemia Unmet Patient Need

Clear Clinical and Market Opportunity for CLR 131

01 BTKi poor efficacy in key genotypes

- MYD88^{WT}/CXCR4^{WT}: **No major responses**
- MYD88^{WT}/CXCR4^{Mut}: 70% progress within 2 years
- MYD88^{Mut}/CXCR4^{Mut}: Greater major response rates, **no complete responses**

02 BTKi treated patients with sub-optimal response within 6 months

- Predicts relapse within 2 years
- No approved post-ibrutinib therapy

03 Treatment for BTKi intolerant patients

- Patient suffer atrial fibrillation (high risk of stroke) and significant bleeding events

04 Treatment for BTKi patient failures

- No approved post-ibrutinib therapy
- No monotherapy in relapse/refractory setting achieving complete responses

05 BTKi offers no TFS

- BTKi therapy requires treatment until progression - no treatment free survival (TFS)
- All current therapies provide no TFS - no long-term duration of response

06 Treatment for high-risk patients

- 60% progress within 2 years of treatment
- Reduced 5-year survival rate

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CLR 131 WM Global Pivotal Study Design Open Label, Single Arm Registration Clinical Study; Rolling Submission CLR 131 Major Response Rate of 20% Achieves Statistical Significance Primary Endpoint Assessment (Major Response Rate) Secondary Endpoint Assessments (Duration of Response, Overall Response Rate) Futility, Safety Assessments Enroll WM patients who had a suboptimal response to, or have failed BTKi CLR 131 15 mCi/m 2 per dose Up to 4 doses over 2 cycles Days 1, 15, & 57, 71 Evaluation Safety Follow - up 3 years Treatment Period N=10 N=50 Screening Period 14 1 15 - 18 Months Timeline

Waldenstrom’s macroglobulinemia Disease Assessment Serum IgM is Primary Biomarker for Response Rate No decrease or increase from baseline Up to 25% reduction 25% - 50% reduction 50% - 90% reduction > 90% reduction Decreasing Serum IgM Levels and Clinical Symptoms/Extramedullary Disease Progressive Disease (PD) Stable Disease (SD) Minor Response (MR) Partial Response (PR) Very Good Partial Response (VGPR) Complete Response (CR) Major Response Rate (MRR) Normal IgM 15 Overall Response Rate (ORR) CLR 131 MRR in 10 of 50 Patients Achieves Pivotal Study Statistical Significance

-100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 CLR 131 Responses in BTKi Sub - optimal Response or Failed Patients Single Best IgM Reduction (%) Patient’s efficacy assessment ongoing • 83% MRR in BTKi sub - optimal response or failed patients • First & only monotherapy to achieve a CR in BTKi failed patient population • Only treatment tested in BTKi failure patients CLR 131 Response Rates in WM BTKi Failed 13 Patients Demonstrates Activity in All Key Genotypes 16 CLR 131 Only Monotherapy to Achieve 83% MRR and a CR in BTKi Failed or Sub - optimal Response Patients ORR MRR

0 200 400 600 800 1000 1200 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Days Treatment Free Survival – Ongoing For All 6 Patients Second cycle dose Initial response Major response Complete response 830 513 394 171 49 19 TFS ongoing Stable disease • Initial response for most patients occurs within 22 days of first cycle • Time to major response is typically less than 45 days • Ibrutinib provides no TFS; progression within 4 weeks after treatment discontinuation CLR 131 Treatment Free Survival in WM BTKi Failed Patients Meaningful TFS Exhibited CLR 131 Treatment Free Survival 330 Days on Average and Ongoing For All Patients; No Patients Have Initiated New Therapy 17

WM Major Response Rates

CLR 131 Exceeds All Reported MRRs (Overall and by Subtype)

Drug	Overall	Prior BTKi exposure	$MYD88^{MUT}$/ $CXCR4^{WT}$	$MYD88^{MUT}$/ $CXCR4^{MUT}$	$MYD88^{WT}$/ $CXCR4^{MUT}$	$MYD88^{WT}$/ $CXCR4^{WT}$
Ibrutinib [11,12] (n=63)	78%	N/A	91.2%	61.9%	NR	0%
Acalabrutinib (n=92)	78%	NT	NR	NR	NR	NR
Zanubrutinib (n=73)	78%	NT	59%	27.3%	NT	11%
Venetoclax (n=30)	73%	30% (n=10)	86%	63%	NT	NT

- All BTKi's evaluated in treatment **naïve and post first line** relapsed patients
  - Non-reversible and reversible BTKi behave the same in WM
  - Neither provide meaningful responses in the difficult to treat MYD88 wild type patients
- Venetoclax evaluated in treatment **naïve and post first line** relapsed patients
  - 10 patients were **BTKi previously treated;** demonstrated **30% response** rate
  - Based upon genotypes, most patients expected to be BTKi intolerant
  - Based upon intolerant rates to ibrutinib, 50% (n=5) of patients likely intolerant

Currently MRR in BTKi Failures or Sub-optimal Response 15-24%

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Waldenstrom’s macroglobulinemia Global Market Epidemiology and Treatment Centers by Region • Median age at diagnosis is 65 • 5 - year survival for high - risk patients @ 36% • U.S. represents a slightly larger market opportunity with a higher prevalence • More common in males of European descent • Growth rate driven by aging population Incidence Growth Rate of ~30% Through 2025 US 23% Europe 39% Asia 39% Annual Incidence 6,500 7 US 43% Europe 33% Asia 33% Annual Prevalence ~60,000 7 US 43% Europe 36% Asia 21% Key Treatment Centers 70 19

Waldenstrom’s macroglobulinemia Global Market CLR 131 Forecasted Revenue in 2 nd & 3 rd Line Patient Population Assumptions Factor 2 nd /3 rd Line Population 6,008 Annual Growth Rate 2.33% Revenue Per Dose $75,000 Avg. Revenue Per Patient $262,500 Market Ramp to Peak Penetration 6 Years • Global WM prevalence ~60,000; forecasted 2 nd /3 rd line market shares of 30%, 55% & 80% represent ~ 3%, 6% & 8% of overall prevalence market • Projection are global revenues (U.S. represents ~60% of global market) • Patent protection and regulatory exclusivity until 2032/2033 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 Revenues USD (000s) Year Forecast Revenues 30% 55% 80% Market share (%) 20 Forecasted WM Peak Revenue ~$670M - >$1.8B

Criteria Total Body Dose <50 mCi ( n=11) Total Body Dose ~50 mCi ( n=22) Total Body Dose ≥ 60 mCi (n=20) Total (n=53) Median Age (Min - Max) 68.5 (55 - 85) 70 (51 - 82) 70 (59 - 83) 70 (51 - 85) Male (%) 50 60 71 62 Median Prior Lines of Therapy (Min - Max) 4 (3 - 12) 5 (2 - 13) 5 (3 - 17) 5 (2 - 17) Cytogenetics at Diagnosis High Risk [n (%)] 3 (27.2) 8 (36.4) 8 (40) 19 (35.8) Unknown [n (%)] 0 3 (15) 4 (18) 7 (13.2) Median Beta - 2 Macroglobulin (Range) 2.62 (2.09,4.4) 3.9 (1.98,9.49) 2.65 (1.1,4.4) 2.83 (1.1, 9.49) CLR 131 For The Treatment Of Multiple Myeloma Challenging Patient Population - Characteristics 14 Patient Population Mirrors Real World Utilization Total Evaluable Patients n=49 (%) Refractory to Immediate Prior Therapy 44 (89.8) Quad 15 /penta - refractory 16 31 (63.3) Triple Class Refractory 17 26 (53.1) 25 (96.2) 21

47.1% n=17 40.0% n=15 n=17 53.8% n=13 ORR for On - Market Drugs 0 10 20 30 40 50 Percent of Patients All Patients ORRs On - Market Drugs 18 • ORR for on - market drugs 22.9% to 31% • Only two approved drugs with triple class refractory response data ‒ Selinexor (25.4%) and belantamab (31%) Multiple Myeloma Competitive Landscape Approved Products and CLR 131 Response Rate Summary ORRs CLR 131 ( ≥60 mCi TBD) CLR 131 Demonstrates Activity in Key Refractory Patient Populations 22 6 th Line Treatment Triple Class Refractory Quad/Penta Refractory

CLR 131 All B - cell Malignancies Patients Well Tolerated Safety Profile in WM, MM and Other NHL’s Treatment Emergent Adverse Events 14 ( ≥25% of All Patients) Preferred Term ALL DOSES Total n = 88 Phase 1 & 2 Pts Overall n (%) ≥ Grade 3 n (%) Thrombocytopenia 73 (83) 64 (73) Lymphocyte count decreased 40 (45) 35 (40) Decreased White Blood Cell Count 52 (59) 41 (47) Anemia 60 (68) 15 (17) Neutropenia 49 (56) 45 (51) Fatigue 51 (60) 12 (14) Nausea 29 (33) 0 23 • Most frequent TEAEs 19 are cytopenias; very predictable and manageable – Nadir occurs ~34 days post initial dose; recovery occurs within ~21 days post nadir • No deaths, cardiotoxicities, liver, renal or neurologic toxicities, keratopathy, etc.

Company Summary and Next Steps Company Overview 1 24 CLR 131 Clinical Development & Approval Pathway 2 Presentation Topics 4 Financials 3

Financials 25 Capitalization as of November 9, 2020 Common Stock Outstanding 26,813,593 Reserved for issuance: Convertible Preferred Stock 20 537,500 Warrants 17,937,766 Employee/Director Stock Options 1,184,464 Fully Diluted 46,473,323 Cash/Equivalents as of September 30 ~$18.8 million WM Pivotal Study Cost ~$18M; Incremental $20M to Study Outcome, $30M to NDA Submission and $40M to Approval

Company Summary and Next Steps Company Overview 1 CLR 131 Clinical Development & Approval Pathway 2 Presentation Topics 4 Financials 3 26

• High unmet medical need and significant market opportunity in Waldenstrom’s macroglobulinemia and Multiple Myeloma ‒ WM: BTKi (ibrutinib) failed patients ‒ MM: Subset populations: Later line, triple class & quad/penta refractory • CLR 131 impressive product profile in B - cell malignancies ‒ WM: 100% ORR & 83.3% MRR in BTKi failed patients; extended TFS ‒ MM: 47% ORR 6 th line, 40% triple class and 54% quad/penta refractory • Near - term clinical development plan ‒ WM: Phase 2b pivotal study initiated 4Q20 ‒ MM: Phase 2a to enroll additional ~15 triple class refractory patients ‒ Pediatric: Phase 1 malignant brain tumors, neuroblastoma & sarcomas Company Summary CLR 131 Clinical Development Next Steps 27 CLR 131 is an Effective Drug in Multiple Indications; Lead Indication WM represents an Underserved and Addressable Market

Thank You NASDAQ: CLRB 28

Footnotes 1. Mechanism of Action 2. Overall Response Rate 3. Non - Hodgkin’s Lymphoma 4. https://www.iwmf.com/about - wm/signs - and - symptoms 5. Sekhar J, et.al.. Waldenström macroglobulinemia: a SEER database review from 1988 to 2005. Leuk Lymphoma 2012;53(8):1625 - 1626 ; 6. https://www.orpha.net/consor/cgi - bin/OC_Exp.php?Expert=33226 7. Datamonitor Healthcare; Centers for Disease Control and Prevention, 2017; Ferlay et al., 2018; National Cancer Institute, 201 7; Steingrímsson et al., 2017; United Nations, 2017 8. Treon et al. 2012. New England Journal of Medicine. 367, 826 - 833. 9. Hunter et al. 2014. Blood. 123, 1637 - 1646. 10. Castillo and Treon, Leukemia, 2019. 11. Treon et al, EHA 2018 12. Treon et al, EHA 2018 13. Failed = patient achieving less than a partial response including disease progression 14. Data as of 31Jan2020 15. When patients are refractory to 4 therapeutic agents 16. When patients are refractory to 5 therapeutic agents 17. When patients are class refractory to proteasome inhibitor, Immunomodulatory drug, and CD38 antibodies 18. ODAC Briefing Document, Selinexor Feb. 26, 2019. ; Usmani, et al (2016). Clinical efficacy of daratumumab monotherapy in patients with heavily pretreated relapsed or refractory multiple myeloma . Blood Journal. ; Dimopolous et al (2016). Safety and efficacy of pomalidomide plus low - dose dexamethasone in STRATUS (MM - 010): a phase 3b study in refractory [MM]. Blood Review. ; Jurczyszyn et al (2014). New drugs in multiple myeloma - role of carfilzomib and pomalidomide. Contemporary Oncology ; Lancet Oncology DREAMM - 2 Study - 2.4 mg per kg; KarMMa - 2 Study - Dose group 300x106 19. Treatment Emergent Adverse Events 20. C onvertible preferred stock is convertible at any time at the holder’s option into a number of shares of common stock at a con ver sion rate of 1:2,500. There are currently 215 shares outstanding they do not contain any preferential rights over common stock 29

Jim Caruso President, CEO and Director HIP Innovation Technology - Co - Founder, EVP & COO, Allos Therapeutics - EVP & CCO, BCI, Novartis, BASF, Bristol - Myers Squibb Dov Elefant Chief Financial Officer Akari Therapeutics PLC - CFO, Celsus Therapeutics, Inc. - CFO Lev Pharmaceuticals - Corporate Controller John Friend, MD Chief Medical Officer DRGT - CMO, Helsinn Therapeutics - SVP & Head of R&D, Akros Pharma, Actavis, Alpharma, Hospira, Abbott Jarrod Longcor Chief Business Officer Avillion LLP - CBO Melinta Therapeutics, Inc. (formerly Rib - X Pharmaceuticals, Inc). - VP Corp Development and Operations Executive Team With Extensive Healthcare Leadership and a Proven Track Record of Product Development and Commercialization 30 Executive Leadership

Waldenstrom’s macroglobulinemia Disease Manifestation MYD88 and CXCR4 Genotypes Drive Disease and Outcomes 30 - 40% have CXCR4 mutation 9 >90% have mutation in MYD88 8 Increased Survival, Proliferation, Migration of Cancer Cells TLR 4 TLR 4 IL 1 R IL 1 R CXCR 4 CXCR 4 MYD88 MYD88 BTK MYD88 Mut BTK BTKi Normal B - cells produce: 150 - 300mg/dL of IgM WM B - cells produce: ~500 - 10,000mg/dL of IgM MYD88 Mut 31